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                                                                    Exhibit 23.1

                        Consent of Independent Auditors



We agree to the inclusion in this Form 10-SB registration statement of our report, dated January 29, 1998, on our audit of the consolidated financial statements of Big Lake Financial Corporation and Subsidiaries.




STEVENS, THOMAS, SCHEMER & SPARKS, P.A.
Jacksonville, Florida
April 22, 1998








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